SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 9, 2002

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Exhibits
SIGNATURES
Exhibit Index
Unaudited pro forma condensed consolidated financial statements of Weyerhaeuser Company
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 7. Exhibits

(c)	Exhibits. The following exhibits are filed with this document.

99.1	Unaudited pro forma condensed consolidated financial statements of Weyerhaeuser Company

99.2	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

# # #

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Steven J. Hillyard

Its:	Vice President and Chief Accounting Officer

Date: August 9, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial statements of Weyerhaeuser Company
99.2	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002